UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):       January 23, 2006
PROLINK HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-25007	65-0656268

(Commission File Number)	(IRS Employer Identification No.)

410 South Benson Lane, Chandler, AZ	85224

(Address of Principal Executive Offices)	(Zip Code)
(480) 961-8800

(Registrant’s Telephone Number, Including Area Code)
AMALGAMATED TECHNOLOGIES, INC.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-3.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The registrant filed a certificate of ownership and merger, effective as of 12:01 a.m. on January 23, 2006, with the Secretary of State of the State of Delaware thereby (i) effecting the merger into the registrant of its wholly-owned subsidiary Prolink Holdings Corp., and (ii) changing the name of the registrant from Amalgamated Technologies, Inc. to Prolink Holdings Corp. The certificate of ownership and merger served as an amendment to the registrant’s certificate of incorporation. The filing of the certificate of ownership and merger was approved by the registrant’s board of directors on January 18, 2006.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibit is furnished with this report:

Exhibit No.	Description
3.1	Certificate of Ownership and Merger as filed with the Secretary of State of the State of Delaware on January 20, 2006 and effective as of 12:01 a.m. on January 23, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2006	Amalgamated Technologies, Inc.

	By:	/s/ Lawrence D. Bain
	Name:	Lawrence D. Bain
	Title:	President and Chief Executive Officer